DELAWARE GROUP EQUITY FUNDS IV

Delaware Diversified Growth Fund

Class A/Class B/Class C

Supplement to the Fund's Prospectus
dated November 30, 2001
(as revised May 1, 2002)

The following replaces the Fund's main investment strategies currently found in the Fund's Prospectus on page 2:

What are the Fund's main investment strategies?

We invest primarily in stocks of companies that we believe have growth potential. In evaluating companies, we use a three-fold approach. First, we rank a broad universe of companies using what is known as a quantitative model. We then do additional qualitative research on the companies that appear most promising. A quantitative approach generally utilizes a computer program to evaluate a large number of stocks based on a variety of pre-selected characteristics for the stocks. We combine that with additional hands-on research that might evaluate such factors as the quality of the company's management, new product lines, the outlook for the industry and competitive pressures they might be facing. We seek to identify companies that are highly ranked by our quantitative screening and also look promising from a qualitative perspective.

In the last step of the process, we review the Fund's portfolio in comparison to the Fund's benchmark, the Russell 1000 Growth Index, in order to help minimize deviations in overall portfolio characteristics and risk, in an attempt to both manage the portfolio's risk level, but also to provide consistent returns above that of the Fund's benchmark. The resulting stocks selected will typically have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: higher expected earnings growth, higher expected revenue growth, improving earnings estimates, or better margins.

The following replaces the fee table and expense examples currently found in the Fund's Prospectus on page 3:

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS	A	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	5%[2]	1%[3]
Maximum sales charge (load) imposed on reinvested dividends	none	none	None
Redemption fees	none	none	None

Annual fund operating expenses are deducted from the Fund's assets.
CLASS	A	B	C
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%[4]	1.00%	1.00%
Other expenses	0.62%	0.62%	0.62%
Total annual fund operating expenses	1.57%	2.27%	2.27%
Fee waivers and payments[5]	(0.12%)	(0.07%)	(0.07%)
Net expenses	1.45%	2.20%	2.20%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
CLASS[7]	A	B	B (if redeemed)	C	C (if redeemed)
1 year	$714	$223	$723	$223	$323
3 years	$1,031	$703	$1,003	$703	$703
5 years	$1,370	$1,209	$1,409	$1,209	$1,209
10 years	$2,325	$2,411	$2,411	$2,600	$2,600

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

4 Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets. However, the distributor has contracted to waive a portion of that 12b-1 fee through April 30, 2003 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets. The distributor waived the 12b-1 fees from the Fund's inception through April 30, 2002. Had the 12b-1 fees not been waived, the Fund's returns shown on p. 3 would have been lower.

5 The investment manager has contracted to waive fees and pay expenses through April 30, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.20% of average daily net assets.

6 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

7 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

The following revises the similar information under "Our Investment Strategy" currently found in the Fund's Prospectus on page 4:

Our investment strategy

The Fund seeks to achieve its objective by investing primarily in the stocks of companies that have earnings that are increasing faster than the overall market. The Fund will generally invest in companies currently having a market capitalization of at least $1 billion. The manager seeks companies that have one or more of the following characteristics in relation to the market as represented by the S&P 500 Index:

  higher expected earnings growth;
  higher expected revenue growth;
  improving earning estimates; or
  stronger balance sheet.

The manager ranks a broad universe of stocks using quantitative models that assess each company on a variety of growth and value characteristics such as those mentioned above. Generally speaking, a growth oriented strategy typically concentrates on stocks with earnings that the manager believes will grow faster than the overall market. A value orientation, on the other hand, focuses on stocks that the manager believes are undervalued in price and will eventually be recognized by the market. A composite ranking is generated which seeks to identify companies with solid or improving fundamentals and favorable valuations. The manager will then perform qualitative assessments of these companies in selecting securities that the manager believes will best help the Fund achieve its objectives. In selecting portfolio securities, the manger will structure a portfolio that is weighted towards those securities that are more highly ranked by the quantitative models. In the final step of the investment process, we look at the entire portfolio to assess deviation between the Fund's portfolio and its benchmark, including such factors as risk and industry diversification deviation in analyzing the portfolio and considering making adjustments.

This Supplement is dated June 30, 2002.